UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Units, no par value	SPLP	New York Stock Exchange
6.0% Series A Preferred Units	SPLP-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The Short-Form Merger

Steel Partners Holdings L.P., a Delaware limited partnership (“Steel Partners”), which, together with its affiliates, owns greater than 90% of the outstanding common stock, par value $0.01 per share (the “Common Stock”) of Steel Connect, Inc., a Delaware corporation (“Steel Connect”), on an as-converted basis, previously initiated discussions with the Audit Committee (the “Audit Committee”) of Steel Connect’s Board of Directors (“Steel Connect’s Board”) regarding a short-form merger transaction with Steel Connect (the “Short-Form Merger”) pursuant to which at the effective time of the Short-Form Merger (the “Effective Time”), an indirect, wholly-owned subsidiary of Steel Partners (“Acquisition Co.”), would, in compliance with Section 253 of the Delaware General Corporation Law (the “DGCL”), merge with and into Steel Connect, with Steel Connect surviving the Short-Form Merger and becoming an indirect, wholly owned subsidiary of Steel Partners.

Following discussions between the parties and after consulting with legal and financial advisors, on November 27, 2024, the Audit Committee approved the Short-Form Merger, subject to the terms and conditions described below, in accordance with the terms of the stockholders’ agreement, dated April 30, 2023 (as amended, the “Stockholders’ Agreement”) between Steel Partners, WebFinancial Holding Corporation, WHX CS LLC, WF Asset Corp., Steel Partners, LTD., Warren G. Lichtenstein and Jack L. Howard (the “SP Investors”) and Steel Connect. Pursuant to Section 253 of the DGCL and the Audit Committee’s approval pursuant to the Stockholders’ Agreement, Acquisition Co. which, at the Effective Time, is expected to own at least 90% of the outstanding Common Stock, may, but is not required to, effect the Short-Form Merger without the approval of Steel Connect’s Board or the other stockholders of Steel Connect that are not affiliated with Steel Partners or its subsidiaries and affiliates.

The Audit Committee’s approval of the Short-Form Merger is subject to certain conditions, including the following:

●	at the Effective Time, holders of Common Stock, other than Acquisition Co. and holders who properly exercise appraisal rights, would receive $11.45 in cash per share of Common Stock (the “Per Share Merger Consideration”);

●	if the Reith Net Litigation Proceeds (as defined in the Stockholders’ Agreement), if any, have not been distributed prior to the Effective Time, each share of Common Stock (other than Waived Shares (as defined below)) shall receive one Reith CVR (as defined below) pursuant to the terms of a CVR Agreement substantially in the form attached to this Form 8-K as Exhibit 99.1 and described below;

●	payment shall be made promptly following the Effective Time;

●	all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time existing in favor of the current or former directors or officers shall survive the Short-Form Merger and continue in full force and effect;

●	all outstanding restricted stock awards shall become fully vested immediately prior to the Effective Time;

●	a Schedule 13E-3 must be prepared, filed and disseminated to Steel Connect’s stockholders in compliance with the requirements of Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

●	any amendment to the material terms of the Short-Form Merger, including the Per Share Cash Consideration, the CVR Agreement, or these conditions, shall require approval by the Audit Committee.

Contingent Value Rights Agreement

If, prior to the Effective Time, Steel Connect has not distributed to the holders of Common Stock the Reith Net Litigation Proceeds, if any, from the proposed settlement of the class and derivative action filed in the Delaware Court of Chancery styled Rieth v. Lichtenstein, et al naming Steel Connect as a nominal defendant, and then-current and former directors of Steel Connect and Steel Partners and several of its affiliated companies as defendants (the “Reith Litigation”), at the Effective Time, Steel Partners and the rights agent named therein (“Rights Agent”) will enter into a Contingent Value Rights Agreement in the form attached hereto as Exhibit 99.1 (the “CVR Agreement”). In accordance with the CVR Agreement, at the Effective Time, each share of Common Stock (other than Waived Shares) shall receive one contingent value right to receive a portion of the Reith Net Litigation Proceeds, if any, pursuant to the terms of the CVR Agreement (such right, a “Reith CVR”).

Pursuant to the CVR Agreement, which is consistent with the requirements of the Stockholders’ Agreement, (i) the SP Investors have waived any right to receive any portion of the Reith Net Litigation Proceeds to the extent of any shares of Common Stock held by them as of May 1, 2023 (the “May 2023 Shares”) or issuable upon conversion of the Convertible Instruments (as defined in the Stockholders’ Agreement) (the “Conversion Shares”) and (ii) the current directors and officers of Steel Connect, including Messrs. Lichtenstein and Howard, have agreed to waive any right to receive any portion of the Reith Net Litigation Proceeds with respect to any shares of Common Stock they hold (the “O&D Shares,” and together with the May 2023 Shares and the Conversion Shares, the “Waived Shares”). The SP Investors (other than Messrs. Lichtenstein and Howard) will be entitled to receive a Reith CVR with respect to any shares of Common Stock acquired by them after May 1, 2023.

The Reith CVRs represent a contractual right only and will not be transferable except in the limited circumstances specified in the CVR Agreement. The Reith CVRs will not be evidenced by certificates or any other instruments and will not be registered with the SEC. The Reith CVRs will not have any voting or dividend rights, and interest shall not accrue on any amounts payable on the Reith CVRs to any holder. In addition, the Reith CVRs shall not represent any equity or ownership interest in Steel Partners, Steel Connect or any of their affiliates. The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CVR Agreement, which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Delisting of Shares of Common Stock

If the Short-Form Merger is consummated, the Common Stock will cease to be quoted on the NASDAQ Stock Market and will be eligible for deregistration under the Exchange Act.

Forward-Looking Statements

This Form 8-K contains forward-looking statements. Statements in this Form 8-K that are not historical facts are hereby identified as "forward-looking statements". All statements other than statements of historical fact, including without limitation, expectations regarding the Short-Form Merger and the Reith CVRs, are forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstance that could result in the Short-Form Merger not being consummated; the outcome of any legal proceedings that may be instituted against Steel Connect or Steel Partners relating to the Short-Form Merger; the amount of the costs, fees, expenses and charges related to the Short-Form Merger; the possible adverse effect on Steel Connect’s or Steel Partners’ businesses and the price of Common Stock if the Short-Form Merger is not completed in a timely manner or at all; the court’s rulings with respect to the proposed settlement of the Reith Litigation, which may affect whether any payment is made under the Reith CVR or the amount of any such payment. For a detailed discussion of cautionary statements and risks that may affect the Steel Partners' future results of operations and financial results, please refer to Steel Partners’ filings with the SEC, including, but not limited to, the risk factors in Steel Partners’ Annual Report on Form 10-K filed with the SEC on March 8, 2024. These filings are available on the Steel Partners’ Investor Relations website under the "SEC Filings" tab.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the Short-Form Merger, (i) Steel Connect and Steel Partners and certain affiliates of Steel Partners intend to jointly file a Schedule 13E-3. Steel Connect will mail the Schedule 13E-3 to its stockholders. This communication is not a substitute for the Schedule 13E-3 or any other document that Steel Connect or Steel Partners may file with the SEC or send to Steel Connect’s stockholders in connection with the Short-Form Merger. STOCKHOLDERS OF STEEL CONNECT ARE NOT BEING ASKED TO APPROVE OR DISAPPROVE, OR FURNISH A PROXY IN CONNECTION WITH, THE SHORT-FORM MERGER.

Investors will be able to obtain a free copy of the Schedule 13E-3, when available, and other relevant documents filed by Steel Connect with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of the Schedule 13E-3, when available, and other relevant documents from Steel Connect’s website at www.steelconnectinc.com or by directing a request to Steel Connect, Inc., Attn: Jennifer Golembeske, 590 Madison Avenue, 32nd Floor, New York, NY 10022 or by calling (914) 461-1276.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Form of Contingent Value Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 29, 2024	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ Ryan O’Herrin
Ryan O’Herrin
Chief Financial Officer

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